UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 20, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of ADTRAN Holdings, Inc. (the “Company”) concluded, after considering the recommendations of management, that the presentation of the results attributable to the non-controlling interest and of the net loss attributable to the Company and, as a consequence, of the loss per common share attributable to the Company, were materially misstated in (i) the Company’s unaudited condensed consolidated financial statements as of and for the quarter ended March 31, 2023 included in the Company’s Quarterly Report on Form 10-Q/A for the fiscal quarter ended March 31, 2023, (ii) the Company’s unaudited condensed consolidated financial statements as of and for the quarter and six months ended June 30, 2023 included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, and (iii) the Company’s unaudited condensed consolidated financial statements as of and for the quarter and nine months ended September 30, 2023 included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, respectively (collectively, the “Non-Reliance Periods”), and such financial statements should no longer be relied upon.

The error does not have any impact on, or result in any change to, the reported amounts through consolidated net loss on the Condensed Consolidated Statements of Loss, the Company’s Condensed Consolidated Balance Sheets or Condensed Consolidated Statements of Cash Flows. The understatements were solely related and limited to the financial statement presentation below the reported consolidated net loss line item and specific to the bifurcation of net income and loss per share on the Condensed Consolidated Statements of Loss to the Company and the non-controlling interest.

The misstatements occurred following the effectiveness of the Domination Profit and Loss Transfer Agreement (“DPLTA”) between the Company and the Company’s majority-owned subsidiary, Adtran Networks SE (“Adtran Networks”) upon the registration of the DPLTA with the commercial register on January 16, 2023. Pursuant to the DPLTA, the minority shareholders of Adtran Networks are guaranteed recurring cash compensation commencing with respect to the 2023 fiscal year. The Company incorrectly presented the guaranteed cash compensation attributable to the non-controlling interest as a loss rather than income attributable to the non-controlling interest during the Non-Reliance Periods. This error resulted in an understatement of net income attributable to the non-controlling interest, and an understatement of net loss attributable to the Company and loss per common share attributable to ADTRAN Holdings, Inc. - basic and diluted.

The following table reflects the impact of the corrections to the specific line items presented in the Company’s previously reported Condensed Consolidated Statements of Loss for the three months ended March 31, 2023, the three and six months ended June 30, 2023, and the three and nine months ended September 30, 2023:

	For the Three Months Ended March 31, 2023
(In thousands)	As Reported	Adjustment	As Restated
Plus: Net Loss attributable to non-controlling interest	$(5,989)	$5,619	$(370)
Net Loss attributable to ADTRAN Holdings, Inc.	$(34,464)	$(5,619)	$(40,083)
Loss per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.44)	$(0.07)	$(0.51)
Loss per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.44)	$(0.07)	$(0.51)

	For the Three Months Ended June 30, 2023			For the Six Months Ended June 30, 2023
(In thousands)	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated
Plus: Net (Loss) income attributable to non-controlling interest	$(2,881)	$5,763	$2,882	$(8,870)	$11,382	$2,512
Net Loss attributable to ADTRAN Holdings, Inc.	$(33,334)	$(5,763)	$(39,097)	$(67,798)	$(11,382)	$(79,180)
Loss per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.43)	$(0.07)	$(0.50)	$(0.87)	$(0.14)	$(1.01)
Loss per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.43)	$(0.07)	$(0.50)	$(0.87)	$(0.14)	$(1.01)

	For the Three Months Ended September 30, 2023			For the Nine Months Ended September 30, 2023
(In thousands)	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated
Plus: Net (Loss) income attributable to non-controlling interest	$(2,914)	$5,828	$2,914	$(11,784)	$17,210	$5,426
Net Loss attributable to ADTRAN Holdings, Inc.	$(72,735)	$(5,828)	$(78,563)	$(140,533)	$(17,210)	$(157,743)
Loss per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.93)	$(0.07)	$(1.00)	$(1.79)	$(0.22)	$(2.01)
Loss per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.93)	$(0.07)	$(1.00)	$(1.79)	$(0.22)	$(2.01)

As a result of these errors in the Company’s financial statements, investors also should no longer rely upon the Condensed Consolidated Statements of Loss, as well as the presentations of non-GAAP net loss attributable to the Company, non-GAAP net (loss) income attributable to the non-controlling interest, and non-GAAP loss per share - basic and diluted, attributable to the Company, in the Company’s earnings releases for the Non-Reliance Periods or other communications relating to these items.

The errors in the consolidated financial statements for each of the Non-Reliance Periods will be corrected in restated financial statements for each such period in amendments to the Company’s Quarterly Reports on Form 10-Q for each of the fiscal quarters ended March 31, 2023, June 30, 2023, and September 30, 2023. The Company is diligently pursuing completion of the restatements and intends to file such amendments prior to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

In connection with the above restatements, as a result of the errors, the Company’s management is evaluating the impact to internal control over financial reporting and may identify incremental material weaknesses during the periods covered by such reports. Management had previously determined that its disclosure controls and procedures were not effective as of September 30, 2022 and all subsequent periods, which continues to be the case.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the Company’s intent to restate its prior consolidated financial statements for the Non-Reliance Periods, the estimated impact of adjustments to the financial statements for the Non-Reliance Periods, the impact of the Company’s potential material weakness(es) in internal control over financial reporting and the Company’s disclosure controls and procedures on its financial statements and other public disclosures, the timing for filing the amendments to the Quarterly Reports on Form 10-Q for the Non-Reliance Periods, and related matters. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K, as amended, and Quarterly Reports on Form 10-Q and other documents on file with the SEC, as well as the risk of the possibility of further material delays in the Company’s financial reporting. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this filing, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2024	ADTRAN Holdings, Inc.

	By:	/s/ Ulrich Dopfer
Ulrich Dopfer
Chief Financial Officer